UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2024
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
____________________

Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On January 19, 2024, State Street Corporation issued a news release announcing its results of operations for the fourth-quarter 2023 and full-year 2023. Copies of that news release and accompanying fourth-quarter 2023 and full-year 2023 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
On January 19, 2024, State Street Corporation made available a slide presentation providing highlights of its fourth-quarter 2023 and full-year 2023 results of operations and related information as of December 31, 2023, which is being made available in connection with a January 19, 2024 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street Corporation's news release dated January 19, 2024, announcing its fourth-quarter 2023 and full-year 2023 results of operations and accompanying fourth-quarter 2023 and full-year 2023 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference in Item 2.02 hereof; and a slide presentation providing highlights of State Street's fourth-quarter 2023 and full-year 2023 results of operations and related information, which is being made available in connection with a January 19, 2024 investor conference call, is furnished herewith as Exhibit 99.3 and is incorporated by reference in Item 7.01 hereof.

	Exhibit No.	Description
	99.1	State Street's news release dated January 19, 2024, announcing its fourth-quarter 2023 and full-year 2023 results of operations (this Exhibit 99.1 is furnished, not filed)
	99.2	State Street's fourth-quarter 2023 and full-year 2023 financial information addendum (this Exhibit 99.2 is furnished, not filed)
	99.3	Slide presentation providing highlights of State Street's fourth-quarter 2023 and full-year 2023 results of operations and related information (this Exhibit 99.3 is furnished, not filed)
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard,
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	January 19, 2024